UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2005

                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


           Tennessee                 0-14289                 62-1222567
           ---------                 -------                 ----------
 (State or Other Jurisdiction      (Commission            (I.R.S. Employer
       of Incorporation)           File Number)           Identification No.)


            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On July 19, 2005, Greene County Bancshares, Inc. (the "Company") announced its financial results for the second quarter and six months ended June 30, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

           The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 7.01  REGULATION FD DISCLOSURE

           On July 19, 2005, the Company announced its financial results for the second quarter and six months ended June 30, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto.

           The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)   Exhibits.

                 99.1      Press Release dated July 19, 2005.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREENE COUNTY BANCSHARES, INC.


Date:  July 19, 2005                 By:  /s/  R. Stan Puckett
                                         ---------------------------------------
                                               R. Stan Puckett
                                               Chairman of the Board and
                                               Chief Executive Officer
                                               (Duly Authorized Representative)

                                  EXHIBIT INDEX

   Exhibit
   Number          Description of Exhibit(s)
   -------         -------------------------

    99.1           Copy of press release issued by the Company on July 19, 2005.